UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Event Requiring Report:   June 11, 2002
                                                 ----------------


                          INTERNATIONAL WIRELESS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Maryland                     000-27045              36-4286069
----------------------------    ------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                    Identification No.)


                              120 Presidential Way
                                Woburn, MA 01801
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code:  (781) 939-7252
                                                          ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)



ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

     On June 11, 2002, the Company held a special meeting of its board of directors for the purpose of establishing an audit committee for the Company in compliance with the new standards established for the new Bulletin Board Exchange and for the purpose of replacing its current certifying accountants Marcum & Kliegman LLP of New York, New York whom the Company had acquired as part of its reverse merger with Origin Investment Group, Inc. in December, 2001 with William A. Meyler, CPA of Middletown, New Jersey. The Company had no accounting disputes with Marcum & Kliegman LLP but felt a need to change to a new audit firm due to billing disputes and a need to reduce its future audit expenses.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 19, 2002                              International Wireless, Inc.
       ---------------                             ----------------------------
                                                   (Registrant)

                                                   /s/  Graham Paxton
                                                   ----------------------------
                                                    Graham Paxton, President
                                                    And CEO

                                                   /s/  Adam Cogley
                                                   ----------------------------
                                                    Adam Cogley, Treasurer and
                                                    Comptroller


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